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                                                                   EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form 8-K/A of our report dated February 27, 1998 included in Registration Statement File No. 333-47633.


                                                            ARTHUR ANDERSEN LLP


San Diego, California
March 10, 1998